Rule 497(d)


                        FIRST DEFINED PORTFOLIO FUND, LLC

                       Supplement dated December 21, 2004
                       to Prospectus dated April 29, 2004

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

First Trust Advisors L.P. serves as the investment adviser of the First Defined Portfolio Fund, LLC (the "Fund") and its related series (the "Series"). For the period September 30, 2004 through December 31, 2007, First Trust has contractually agreed to waive fees and reimburse expenses of the Series to limit the Total Annual Fund Operating Expenses (excluding brokerage expense and extraordinary expenses) to 1.37% for the 10 Uncommon Values Portfolio and 1.47% for each of the other Series' average daily net assets. First Trust has entered into an agreement with the Fund that will allow First Trust to recover from the Series any fees waived or reimbursed during the three year period of January 1, 2005 through December 31, 2007. However, First Trust's ability to recover such amounts is limited to the extent that it would not cause a Series to exceed the expense limitations set forth above and would not exceed the amount reimbursed or waived during such period.

               Please retain this Supplement for future reference.